UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2018 (August 7, 2018)

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3520 Kraft Rd, Suite 300

Naples, FL 34105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 403-4600

(Former name or former address, if changed since last report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On August 7, 2018, ACI Worldwide, Inc. (the “Company”) announced that it priced an offering of $400 million aggregate principal amount of its 5.750% Senior Notes due 2026 (the “notes”) at a price of 100% of the par value of the notes. The offering was upsized from the previously announced $300 million aggregate principal amount. The Company intends to use the net proceeds of the offering to redeem in full its outstanding 6.375% Senior Notes due 2020 (the “2020 notes”) and to pay accrued and unpaid interest on the 2020 notes, to repay a portion of the outstanding amount under the term loan portion of its credit facility and for general corporate purposes. The sale of the notes is expected to close on August 21, 2018. A press release issued pursuant to Rule 135c under the Securities Act of 1933, as amended, regarding the pricing of the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Statements in this Form 8-K include forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Form 8-K include, but are not limited to, statements regarding the offering of the notes and the redemption of the 2020 notes. All of the forward-looking statements contained in this Form 8-K are expressly qualified by the risks relating to the ability of the Company to consummate the offering of the notes and the redemption of the 2020 notes, as well as the additional risk factors discussed in the Company’s filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, you should review the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K and its subsequently filed Quarterly Reports on Form 10-Q.

Item 9.01. Financial Statements and Exhibits.

99.1	Press release dated August 7, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2018

ACI WORLDWIDE, INC.

By:	/s/ Scott W. Behrens
Name:	Scott W. Behrens
Title:	Senior Executive Vice President, Chief Financial Officer, and Chief Accounting Officer